Investment Portfolio	as of January 31, 2021 (Unaudited)
DWS Latin America Equity Fund
	Shares	Value ($)

Equity Securities 94.9%
Argentina 8.9%
Cablevision Holding SA (GDR)	379,218	1,528,825
Globant SA*	107,821	20,701,632
Grupo Clarin SA "B", (GDR) (REG S)*	112,076	100,123
Pampa Energia SA (ADR)*	314,438	3,965,063
(Cost $26,905,832)		26,295,643
Brazil 49.0%
Ambev SA	1,600,000	4,418,613
Banco Bradesco SA (Preferred)	1,799,000	8,134,529
Banco do Brasil SA	690,000	4,270,096
Banco Santander Brasil SA (Units)	1,352,300	9,703,421
Boa Vista Servicos SA	1,300,000	2,259,568
Cia Siderurgica Nacional SA	536,909	2,983,155
Construtora Tenda SA	864,201	4,591,571
Grupo Mateus SA*	4,100,000	6,317,030
Itau Unibanco Holding SA (Preferred)	1,659,000	8,593,059
Lojas Quero Quero SA	1,270,404	4,121,371
Magazine Luiza SA	1,222,336	5,645,435
Natura & Co. Holding SA*	38,800	347,905
Natura & Co. Holding SA (ADR) (a)	185,000	3,294,850
Pet Center Comercio e Participacoes SA	1,253,185	4,924,421
Petroleo Brasileiro SA	720,000	3,596,447
Petroleo Brasileiro SA (ADR)	800,000	8,040,000
Petroleo Brasileiro SA (Preferred)	2,679,500	13,070,851
Raia Drogasil SA	1,445,390	6,583,163
Sequoia Logistica e Transportes SA*	3,770,000	19,272,380
Usinas Siderurgicas de Minas Gerais SA Usiminas “A”, (Preferred)	1,793,389	4,326,632
Vale SA (ADR)	645,000	10,416,750
Vale SA	250,000	4,018,624
WEG SA	343,138	5,254,877
(Cost $110,684,968)		144,184,748
Chile 9.9%
Antofagasta PLC	718,000	14,018,009
Banco de Chile	16,900,000	1,737,022
Banco Santander Chile (ADR)	220,000	4,441,800
Banco Santander Chile	124,350,000	6,341,473
Embotelladora Andina SA “B”, (Preferred)	984,286	2,495,090
(Cost $21,231,977)		29,033,394
Colombia 2.0%
Ecopetrol SA (ADR) (a)	220,000	2,503,600
Grupo de Inversiones Suramericana SA	524,111	3,333,512
Grupo de Inversiones Suramericana SA (Preferred)	6,964	40,000
(Cost $11,374,040)		5,877,112

Mexico 19.2%
America Movil SAB de CV "L" (ADR)	660,000	8,718,600
Cemex SAB de CV (ADR)*	1,570,000	8,996,100
Corporativo Fragua SAB de CV	176,000	2,330,182
Fomento Economico Mexicano SAB de CV (Units)	967,000	6,585,355
Fresnillo PLC	144,393	1,950,887
Grupo Aeroportuario del Pacifico SAB de CV "B"*	1,266,000	12,729,788
Grupo Financiero Banorte SAB de CV "O"*	2,028,606	10,103,940
Industrias Penoles SAB de CV*	82,504	1,231,664
Regional SAB de CV*	959,770	3,941,336
(Cost $58,570,971)		56,587,852
Peru 5.9%
Credicorp Ltd.	17,198	2,585,375
InRetail Peru Corp. 144A	315,000	13,230,000
Southern Copper Corp.	24,000	1,593,840
(Cost $9,728,975)		17,409,215
Total Equity Securities (Cost $238,496,763)		279,387,964

Securities Lending Collateral 2.1%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.01% (b) (c) (Cost $6,174,036)	6,174,036	6,174,036

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $244,670,799)	97.0	285,562,000
Other Assets and Liabilities, Net	3.0	8,756,634
Net Assets	100.0	294,318,634
For information on the Fund's policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund's most recent semi-annual or annual financial statements.
A summary of the Fund’s transactions with affiliated investments during the period ended January 31, 2021 are as follows:
Value ($) at 10/31/2020	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreci- ation (Deprecia- tion) ($)	Income ($)	Capital Gain Distribu- tions ($)	Number of Shares at 1/31/2021	Value ($) at 1/31/2021
Securities Lending Collateral 2.1%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.01% (b) (c)
15,547,698	—	9,373,662 (d)	—	—	9,521	—	6,174,036	6,174,036
*	Non-income producing security.
(a)	All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at January 31, 2021 amounted to $5,740,466, which is 2.0% of net assets.
(b)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(c)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(d)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the period ended January 31, 2021.
144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
ADR: American Depositary Receipt

GDR: Global Depositary Receipt
REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
At January 31, 2021 the DWS Latin America Equity Fund had the following sector diversification:
Sector Diversification	Market Value ($)	As a % of Investment Portfolio excluding Securities Lending Collateral
Financials	63,225,563	23%
Materials	49,535,661	18%
Consumer Staples	45,602,188	16%
Industrials	39,516,613	14%
Energy	27,210,898	10%
Information Technology	20,701,632	7%
Consumer Discretionary	19,282,798	7%
Communication Services	10,347,548	4%
Utilities	3,965,063	1%
Total	279,387,964	100%
Sector diversification is subject to change.
Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of January 31, 2021 in valuing the Fund's investments.
Assets	Level 1	Level 2	Level 3	Total
Equity Securities
Argentina	$24,666,695	$1,628,948	$—	$26,295,643
Brazil	144,184,748	—	—	144,184,748
Chile	4,441,800	24,591,594	—	29,033,394
Colombia	5,877,112	—	—	5,877,112
Mexico	54,636,965	1,950,887	—	56,587,852
Peru	17,409,215	—	—	17,409,215
Short-Term Investments	6,174,036	—	—	6,174,036
Total	$257,390,571	$28,171,429	$—	$285,562,000
OBTAIN AN OPEN-END FUND PROSPECTUS
To obtain a summary prospectus, if available, or prospectus, download one from fundsus.dws.com, talk to your financial representative or call (800) 728-3337. We advise you to carefully consider the product's objectives, risks, charges and expenses before investing. The summary prospectus and prospectus contain this and other important information about the investment product. Please read the prospectus carefully before you invest.
CLOSED-END FUNDS
Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closedend funds are sold in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund’s shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas Inc. and RREEF America L.L.C. which offer advisory services.
NO BANK GUARANTEE | NOT FDIC INSURED | MAY LOSE VALUE
DLAEF-PH1
R-080548-1 (1/23)